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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported)
                    September 26, 2003 (September 25, 2003)


                              RITE AID CORPORATION
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             (Exact name of registrant as specified in its charter)




          Delaware                      1-5742                   23-1614034
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(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)

30 Hunter Lane, Camp Hill, Pennsylvania                           17011
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(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code         (717) 761-2633
                                                      -----------------------


                                      None
 ------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

99.1  Registrant's Press Release, dated September 25, 2003.
99.2  Transcript of teleconference call held on September 25, 2003.

ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On September 25, 2003, we announced our financial position and results of operations as of and for the thirteen week and twenty-six week periods ended August 30, 2003. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. On September 25, 2003, we hosted a teleconference call to discuss 2nd quarter 2003 earnings. Attached as exhibit 99.2, and incorporated herein by reference, is a transcript of the teleconference call.

The announcement and transcript includes a non-GAAP financial measure, "Adjusted EBITDA."

Adjusted EBITDA represents net income (loss) from operations excluding the impact of income taxes, interest expense, depreciation and amortization, LIFO adjustments, charges or credits for store closing and impairment, inventory write-downs related to closed stores, stock-based compensation expense, share of loss from equity investments, debt modifications and retirements, litigation proceeds, litigation expense, expense of the defense against litigation related to prior managements' business practices and the defense of prior management, sales of assets and investments, and non-recurring items.

We reference this non-GAAP financial measure frequently in our decision-making because it provides supplemental information that facilitates internal comparisons to historical operating performance of prior periods and external comparisons to competitors' historical operating performance. In addition, incentive compensation is based on Adjusted EBITDA and we base our forward-looking estimates on Adjusted EBITDA to facilitate quantification of planned business activities and enhance subsequent follow-up with comparisons of actual to planned Adjusted EBITDA. We include this non-GAAP financial measure in our earnings announcement and teleconference call in order to provide transparency to investors and enable investors to compare our operating performance with the operating performance of our competitors.

The information furnished pursuant to this Current Report on Form 8-K (including the exhibits hereto) shall not be considered "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       RITE AID CORPORATION





Dated:  September 26, 2003             By: /s/Robert B. Sari
                                           ------------------------------------
                                           Name:  Robert B. Sari
                                           Title: Senior Vice President,
                                                  General Counsel and Secretary

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                                  EXHIBIT INDEX


EXHIBIT NO.  DESCRIPTION

 99.1        Registrant's Press Release dated September 25, 2003.
 99.2        Transcript of teleconference call held on September 25, 2003.